EXHIBIT - 4.6




                         SECURITY AND CONTROL AGREEMENT


     WATERFORD GAMING, L.L.C., a Delaware limited liability company, and WATERFORD GAMING FINANCE CORP., a Delaware corporation (each, a "Pledgor" and collectively, the "Pledgors"), U.S. BANK NATIONAL ASSOCIATION, as trustee (in that capacity, the "Trustee") for the registered holders from time to time (the "Holders") of the Notes (as defined herein) issued by the Pledgors under the Indenture referred to below, and U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (in that capacity, the "Securities Intermediary"), hereby enter into this SECURITY AND CONTROL AGREEMENT (this "Security Agreement") as of and on June 11, 2003.

     All references herein to the "UCC" are to the Uniform Commercial Code in effect in the State of New York. Capitalized terms not otherwise defined herein have the meaning given them in the Indenture referred to below.

                                    RECITALS

     A. The Pledgors and the Trustee have entered into an Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), under which the Pledgors are issuing on the date hereof $155,000,000 in aggregate principal amount of 8.625% Senior Notes due 2012 (together with any notes that may from time to time be issued in substitution therefor, the "Notes").

     B. The Pledgors have agreed that (i) on the date hereof, $6,684,375 of the net proceeds from the Notes' sale (the "Interest Reserve") will be paid directly to the Securities Intermediary and (ii) the Pledgors shall pay to the Securities Intermediary all Required IRA True-Up Payments, as provided in the Indenture.

     C. The Securities Intermediary has agreed to use the Interest Reserve and all other amounts received from the Pledgors in accordance with the foregoing paragraph to purchase Investment Grade Securities, Government Securities or other Cash Equivalents (the "Pledged Securities") and to place the Pledged Securities in, or credit the Pledged Securities to, an account (the "Securities Account") maintained by the Trustee with the Securities Intermediary for the benefit of the Holders of the Notes.

     D. The Trustee has opened an account with the Securities Intermediary, at the Securities Intermediary's office at Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Services, which account bears Account No. 121774-015, is in the name of " U.S. Bank National Association as Trustee for Waterford Gaming, L.L.C. and Waterford Gaming Finance Corp.," and will serve as the Securities Account. The Securities Account is the "Interest Reserve Account" to which the Indenture and the Offering Memorandum for the Notes make reference.

          E.   It is a condition  to the issuance of the Notes that the Pledgors
               (i) grant to the Trustee for its benefit and the ratable benefit of the Holders of the Notes a security interest in the Pledged Securities and related collateral to secure the Pledgors' payment and performance of their Obligations (as defined below), and (ii) execute and deliver this Security Agreement to evidence that security interest.

     NOW, THEREFORE, in consideration of the mutual promises herein and the benefits to be received therefrom, each Pledgor, the Trustee, and the Securities Intermediary agree as follows:

SECTION 1. Grant of Security  Interest.

The Pledgors hereby grant to the Trustee, for its benefit and for the ratable benefit of the Holders of the Notes, a continuing first priority security interest in and to all of the Pledgors' right, title and interest in, to and under the following (wherever located), whether investment property, general intangibles, other rights, interests, claims, or otherwise (collectively, the "Pledged Collateral"): (a) the Securities Account, all "Financial Assets" (as defined in UCC ss. 8-102(a)(9)) held therein (including the Pledged Securities), and all "Securities Entitlements" (as defined in UCC ss. 8-102(a)(17)) with respect thereto, (b) any successor or other account into which Financial Assets held in the Securities Account may be transferred or held at any time and all Security Entitlements with respect thereto, and (c) all proceeds of any of the foregoing (including, without limitation, proceeds that constitute property of the types described in clauses (a) and (b) of this Section 1).

SECTION 2. Security for  Obligations.

This Security Agreement and the security interest granted hereby secure (i) the Pledgors' prompt and complete payment of all amounts due, either at maturity or upon acceleration, under the Notes and (ii) the Pledgors' timely and full payment and performance of all other obligations under the Notes, the Indenture, and this Security Agreement (collectively, the "Obligations").

SECTION 3. Delivery of Pledged Securities; Maintenance of Securities Account.

(a) Upon the Securities Intermediary's acquisition of Pledged Securities or Security Entitlements thereto, the Securities Intermediary shall promptly make appropriate book entries indicating that the Trustee is the sole "Entitlement Holder" (as defined in UCC ss. 8-102(a)(7)) with respect to all Pledged Collateral and all Securities Entitlements thereto. Subject to the other terms and conditions of this Security Agreement, all funds or other property held by the Trustee under this Security Agreement shall be held in the Securities Account and be subject to the Trustee's exclusive dominion and control (including "control" as defined in UCC ss. 8-106 and ss. 9-106), for the benefit of the Trustee and for the ratable benefit of the Holders of the Notes, and segregated from all other funds or other property otherwise held by the Trustee.

(b) The Securities Intermediary shall cause all securities or other property underlying any Financial Assets credited to the Securities Account, including, without limitation, all Pledged Securities, to be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary. In no case will any Financial Asset credited to the Securities Account be registered in the name of, payable to the order of, or specially endorsed to the Pledgors (or to either of them), unless it has been specially endorsed to the Securities Intermediary or in blank.

(c) So long as no Event of Default has occurred and is continuing, Waterford Gaming, L.L.C. may direct the Securities Intermediary with respect to the selection of Investment Grade Securities, Government Securities, or other Cash Equivalents to be held in the Securities Account. The Securities Intermediary will comply with those directions, except that (i) if any such direction conflicts with an Entitlement Order issued by the Trustee in accordance with Section 6(a) below, the Securities Intermediary shall comply with the Trustee's Entitlement Order, and (ii) all Financial Assets in the Securities Account will remain subject to the Trustee's security interest granted herein and to all other terms hereof.

(d) The Securities Intermediary shall not disburse or dispose of any Pledged Collateral except in accordance with the terms hereof.

(e) Concurrently with the execution and delivery of this Security Agreement, the Trustee and the Securities Intermediary are delivering to the Pledgors and Deutsche Bank Securities, Inc. and Bear, Stearns & Co. Inc., as the Notes' initial purchasers, a certificate, in the form of Exhibit A hereto, duly executed by an officer of each of the Trustee and the Securities Intermediary, confirming that (i) the Trustee has established and will maintain the Securities Account with the Securities Intermediary, and (ii) the Securities Intermediary has received the Interest Reserve, has used the Interest Reserve to acquire Pledged Securities or a Securities Entitlement thereto, and has credited the same to the Securities Account, in accordance with this Security Agreement.

(f) Concurrently with the execution and delivery of this Security Agreement, the Pledgors shall deliver to the Trustee executed copies of proper financing statements, which the Trustee shall cause to be duly filed in the office of the Secretary of State of Delaware, covering the Pledged Collateral described in this Security Agreement.

SECTION 4. Entitlement Orders; Subordination of Lien, Waiver of Set-Off, etc.

(a) The Trustee shall, in accordance with and subject to all applicable laws, be the sole Entitlement Holder of, and except as otherwise provided in
     Section 3(c) hereof, have the sole power to originate "Entitlement Orders" (as defined in UCC ss. 8-102(a)(8)) with respect to, the Pledged Collateral. The Securities Intermediary shall immediately comply with Entitlement Orders issued by the Trustee with respect to the Pledged Collateral without further consent of the Pledgors or any other Person. The Pledgors shall have the rights specified in Section 6(a).

(b) The Securities Intermediary agrees that any security interest in any of the Pledged Collateral that it has or may in the future acquire shall be subordinate to the Trustee's security interest created hereby. The Financial Assets held in the Securities Account will not be subject to deduction, setoff, banker's lien, or any other right in favor of any Person other than the Trustee (except that the Securities Intermediary may set off or deduct all amounts due to it as customary fees for the routine operation and maintenance of the Securities Account and for the customary fees owed to the Trustee).

(c) In the event of any conflict between this Security Agreement (or any term thereof) and any other agreement, the terms of this Security Agreement shall prevail.

(d)  The Securities Intermediary hereby confirms and agrees that:

     (i) It has not entered into any agreement (other than this Security Agreement and the Indenture) with the Pledgors with respect to the Securities Account;

     (ii) It has not granted, and until the termination of this Security Agreement will not grant, control (including without limitation, "control" as defined in UCC ss. 8-106 and ss. 9-106) over or with respect to any Pledged Collateral to any Person other than the Trustee. It has not entered into, and until the termination of this Security Agreement will not enter into, any agreement with any Person in which it agrees to comply with Entitlement Orders, relating to the Pledged Collateral, from any Person other than the Trustee or which purports to limit or condition its obligation under this Section 4 to comply with the Trustee's Entitlement Orders;

     (iii)Each item of property (whether an item of investment property, a financial asset, a security, an instrument, or cash) credited to the Securities Account will be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC; and

     (iv) The  Securities  Account  is a  "securities  account"  (as  defined in
          Section 8-501 of the UCC).

SECTION 5. Adverse Claims.

The Securities Intermediary does not know of any claim to, or interest in, any Pledged Collateral other than those of the Trustee and the Pledgors. If any Person asserts or attempts to enforce any Lien or adverse claim (including by means of writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Pledged Collateral, the Securities Intermediary will promptly notify the Trustee and the Pledgors.

SECTION 6. Disbursements.

(a) Upon the Trustee's receipt of a written request from Waterford Gaming, L.L.C. that is substantially in the form of Exhibit B, attached hereto (a "Cash Disbursement Request"), the Trustee will promptly instruct the Securities Intermediary (i) to liquidate sufficient assets in the Securities Account so that net proceeds therefrom will fund the amount requested in the Cash Disbursement Request, and (ii) to transfer those net proceeds as indicated therein. Neither the Trustee nor the Securities Intermediary shall be liable for any loss incurred upon the liquidation of assets in the Securities Account.

(b) Any Cash Disbursement Request must be received no later than five Business Days before the disbursement date requested therein (which date must be a Business Date), must include the certifications in Exhibit B, and (as applicable) must be accompanied by the additional documentation referred to therein.

(c) The Trustee need not inquire into or verify the truth or accuracy of any statement in a Cash Disbursement Request.

(d) Nothing in this Security Agreement shall afford the Pledgors (i) any right to issue Entitlement Orders with respect to any Pledged Collateral except as provided in Section 3(c) or (ii) except as expressly provided in Section 6(a) hereof (or as required by applicable law), any other right with respect to the Pledged Collateral.

(e) Nothing in this Section 6 shall limit the Trustee's rights and powers under this Security Agreement.

SECTION 7. Pledgors' Representations and Warranties.

The Pledgors hereby severally represent and warrant that, as of the date hereof:

(a) The Pledgors' execution and delivery of, and their performance of their obligations under, this Security Agreement will not (i) contravene any provision of applicable law or statute, either Pledgor's organization documents, any material agreement or other material instrument binding upon either Pledgor or any of their affiliates, or any judgment, order or decree of any governmental or tribal body, agency or court having jurisdiction over either Pledgor or any of its affiliates, or (ii) result in the creation or imposition of any Lien on assets of either Pledgor, except for the security interest granted to the Trustee herein. Except as described in the Offering Memorandum, no consent, approval, authorization or order of, qualification with, or other action by any governmental, tribal, or regulatory body or agency or any third party is required for (i) either Pledgor's execution, delivery or performance of this Security Agreement,
     (ii) either Pledgor's grant of, or the perfection and maintenance of, the security interest created hereby (including its first priority nature, assuming compliance by the Securities Intermediary with its obligations in this Security Agreement), or (iii) (except for any consents, approvals, authorizations, or order required to be obtained by the Trustee (or the Holders) for reasons other than the consummation of the transactions contemplated by this Security Agreement) the Trustee's exercise of its rights or remedies with respect to the Pledged Collateral. Notwithstanding the foregoing, a breach of any of the representations and warranties in this Section 7(a) will not constitute a default under this Security Agreement unless that breach causes a material adverse effect on (i) the validity or enforceability of this Security Agreement or any other material agreement executed in connection herewith, and (ii) the Pledgors' ability to perform their material obligations under the Notes and the Indentures.

(b) The Pledgors have duly and validly authorized, executed, and delivered this Security Agreement. Assuming the Trustee's and Security Intermediary's due authorization, execution and delivery of this Security Agreement and its enforceability against the Trustee and the Securities Intermediary in accordance with its terms, this Security Agreement constitutes the Pledgors' valid and binding agreement, enforceable against each of them, jointly and severally, in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, preference, reorganization, moratorium, or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court considering the matter, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by federal and state securities laws and public policy considerations, and (iv) the waiver of rights and defenses in and other provisions of Sections 13(b), 16.11, and 16.15 hereof may be limited by applicable law.

(c) The Pledgors are the legal and beneficial owners of the Pledged Securities and other Pledged Collateral. The Pledgors own the Pledged Securities and other Pledged Collateral free and clear of any Lien or claim of any person or entity, except for the security interest granted to the Trustee herein. No financing statement or other instrument similar in effect covering the Pledgors' interest in the Pledged Securities is on file in any public office, other than any financing statement filed under this Security Agreement.

(d) Upon the Trustee's acquisition of a Security Entitlement in the Pledged Collateral in accordance herewith, and the Securities Intermediary's performance of its obligations hereunder, the security interest granted to the Trustee herein will constitute a first priority perfected security interest in the Pledged Collateral (except, with respect to proceeds, only to the extent permitted by UCC ss. 9-315), enforceable (except insofar as enforcement may be affected by general equitable principles whether considered in a proceeding in equity or at law) as such against all creditors of the Pledgors and against any Person purporting to purchase any of the Pledged Collateral from the Pledgors. All filings and actions necessary to perfect and protect that security interest have been duly taken.

(e) There are no legal or governmental proceedings pending or, to the best of either Pledgors' knowledge, threatened, to which the Pledgors or any of their subsidiaries is a party or relating to any property of the Pledgors or any subsidiary, that would materially adversely affect the Pledgors' power or ability to perform their obligations under this Security Agreement, the Notes, or the Indenture.

(f)  No  law  or  governmental   regulation   (including,   without  limitation,
     Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgors prohibits the grant of the security interest to the Trustee hereunder.

(g) Waterford Gaming, L.L.C. and Waterford Gaming Finance Corp. each maintain their chief executive offices at 914 Hartford Turnpike, Waterford, Connecticut 06385. Neither Pledgor will, until the Termination Date (as defined below), change the location of its chief executive offices without giving at least 30 days' prior written notice to the Trustee.

(h) Waterford Gaming, L.L.C. has been duly organized as a limited liability company solely under the laws of Delaware and remains duly existing as such. Waterford Gaming Finance Corp. has been duly organized as a corporation solely under the laws of Delaware and remains duly existing as such. Neither of the Pledgors has filed any certificates of domestication, transfer or continuance in any other jurisdiction.

(i) Each Pledgor has taken all actions necessary or desirable to establish the Trustee's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Pledged Collateral constituting Securities, Securities Accounts or Securities Entitlements (each as defined in the UCC).

(j)  No Event of Default (as defined herein) exists.

SECTION 8. Pledgor's Covenants.

In addition to its other agreements herein, each Pledgor covenants and agrees with the Trustee and the Holders of the Notes that from and after the date hereof until the Termination Date:

(a) It will, promptly upon request by the Trustee, execute and deliver or cause to be executed and delivered, or use its commercially reasonable efforts to procure, all assignments, instruments and other documents, in form and substance reasonably satisfactory to the Trustee, and take any other action that is necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Trustee's security interest in the Pledged Collateral, to protect the Pledged Collateral against rights, claims, or interests asserted by third persons (other than any rights, claims or interests created by the Trustee), to enable the Trustee to enforce its rights and remedies hereunder, and to effect the purposes of this Security Agreement. The Pledgors will promptly pay all reasonable costs incurred in connection with any of the foregoing; and

(b) It will not (and will not purport to) (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or its beneficial interest therein, or (ii) create or permit to exist any Lien or other adverse interest in or with respect to its beneficial interest in any of the Pledged Collateral (other than the security interest granted herein); and

(c) It will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to dispose of the Pledged Collateral as provided herein, or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Pledged Collateral later than five days before the date of any proposed sale under any judgment, writ or warrant of attachment with respect to its beneficial interest; and

(d) It and the other Pledgor will at all times remain the sole beneficial owners of the Pledged Collateral (subject to the security interest granted to the Trustee herein); and

(e) it shall not change such Pledgor's name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Trustee in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Trustee may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Trustee's security interest in the Pledged Collateral granted or intended to be granted and agreed to hereby.

Each Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Trustee herein. Such financing statements may describe the Pledged Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Trustee may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Pledged Collateral granted to the Trustee herein.

SECTION 9. Securities Intermediary's Representations, Warranties and Covenants.

The Securities Intermediary represents and warrants that it is, as of the date hereof, and it agrees that for so long as it maintains the Securities Account and acts as securities intermediary under this Security Agreement it shall be, a "Securities Intermediary" (as defined in the UCC and in 31 C.F.R. ss. 357.2). In furtherance of the foregoing, and in addition to its other representations, warranties, and agreements herein, the Securities Intermediary hereby:

(a) represents and warrants that it is a corporation that, in the ordinary course of its business, maintains securities accounts for others and is acting in that capacity with respect to the Securities Account;

(b) covenants that, as Securities Intermediary hereunder and with respect to the Securities Account, it shall not take any action inconsistent with, and represents and warrants that it is not and so long as this Security Agreement remains in effect will not become party to any agreement whose terms are inconsistent with, this Security Agreement;

(c) agrees to treat any item of property credited to the Securities Account as a financial asset within the meaning of UCC ss. 8-102(a)(9);

(d) agrees, so long as it serves as Securities Intermediary under this Security Agreement, to maintain the Securities Account as a securities account and maintain appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Security Agreement;

(e) agrees, with the other parties to this Security Agreement, that its jurisdiction, for purposes of UCC ss. 8-110(e) and 31 C.F.R. 357.11(b) as it pertains to this Security Agreement, the Securities Account and Security Entitlements relating thereto, shall be the State of New York.

(f) agrees that it will maintain the Securities Account, at its office at the address set forth in the Recitals hereof, segregated from all other accounts, and will not change the name on the account or its account number without the Trustee's prior written consent.

SECTION 10. Power of Attorney.

In addition to all of the powers granted to the Trustee under the Indenture, each Pledgor hereby appoints and constitutes the Trustee its attorney-in-fact, with full authority in its place and its name to take, from time to time in the Trustee's discretion, any action and to execute any instrument that the Trustee may deem necessary or advisable to accomplish the purposes of this Security Agreement. The Trustee's authority under this Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Pledged Collateral in the name of the Pledgors, execute and give receipt for any certificate of ownership or any document constituting Pledged Collateral, transfer title to any item of Pledged Collateral, sign the Pledgors' names on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgors's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable. Notwithstanding anything to the contrary herein, the Trustee has no duty or obligation to exercise any of the powers in this Section 10.

SECTION 11. No Assumption of Duties; Reasonable Care.

The Trustee and the Securities Intermediary undertake to perform only those duties that are specifically set forth herein. This Security Agreement does not, and may not be interpreted to, impose any implied duties or obligations on either of them. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if the Trustee accords the Pledged Collateral treatment substantially similar to that which the Trustee accords similar property held by the Trustee for similar accounts, it being understood that the Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of those matters, (ii) investing or reinvesting any Pledged Collateral, or (iii) any loss on any investment.

SECTION 12. Indemnity.

Each Pledgor shall jointly and severally indemnify, hold harmless and defend each of the Trustee and the Securities Intermediary and their respective directors, officers, employees, attorneys, and agents (each, an "Indemnified Person") from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs and reasonable legal fees and expenses and damages, arising from the performance by the Trustee and the Securities Intermediary of their respective obligations under this Security Agreement. The Pledgors shall, upon demand by any Indemnified Person, promptly pay or reimburse that Indemnified Person for all such expenses, costs, fees and damages. Notwithstanding the foregoing, the Pledgors (i) shall not be obligated to indemnify any Indemnified Person from any claim, action, obligation, liability or expense against or incurred by that Indemnified Person that is judicially determined (the determination having become final) to be directly attributable to the gross negligence or willful misconduct of that Indemnified Person, and (ii) shall, upon that final judicial determination, be entitled to recover from that Indemnified Person all amounts theretofore paid hereunder.

SECTION 13. Remedies Upon Event of Default.

As used herein, "Event of Default" means (i) any Event of Default as that term is defined in the Indenture, and (ii) any breach by either Pledgor of its representations, warranties, covenants, or agreements herein. If any Event of Default shall occur before the Termination Date and be continuing:

(a) The Trustee and the Holders of the Notes shall have, in addition to all other rights given by law, by this Security Agreement, or by the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody or under the control of the Trustee, the Trustee may, upon the direction of a majority in aggregate principal amount of the Holders of the Notes, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of, or created by or through, the Pledgors. The Trustee shall give the Pledgors notice of the time and place of any public sale of the Pledged Collateral as is feasible and reasonable under the circumstances, except no notice of sale shall be required if the Trustee determines, in its reasonable judgment, that (i) an immediate sale is necessary because the Pledged Collateral threatens to decline speedily in value or (ii) the Pledged Collateral is or becomes of a type regularly sold on a recognized market. To the extent permitted by applicable law, the
     Pledgors agree that any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Subject to the other provisions of this Section 13(a), notice mailed to the Pledgors as provided in Section 16.1 hereof at least 10 days before the time of the sale or disposition shall constitute reasonable notice. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

(b) Each Pledgor shall use its reasonable best efforts to do or cause to be done all reasonably necessary or appropriate acts to make a sale of all or portion of the Pledged Collateral under this Section 13 valid and binding and in compliance with any applicable requirements of law. The Pledgors agree that a breach of any of their covenants in this Section 13 will cause irreparable injury to the Trustee and the Holders of the Notes, that the Trustee and the Holders of the Notes would have no adequate remedy at law in respect of such a breach and, as a consequence, that each of their covenants in this Section 13 shall be specifically enforceable against them. The Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of these covenants except for a defense that no Event of Default has occurred.

(c) The Trustee may, without notice to the Pledgors except as required by law and at any time or from time to time, charge, setoff and otherwise apply all or any part of the Obligations against the Securities Account or any part thereof.

SECTION 14. Expenses.

The Pledgors shall promptly upon demand pay to each of the Trustee and the Securities Intermediary any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents, that either the Trustee or the Securities Intermediary may incur in connection with (a) the review, negotiation and administration of this Security Agreement, (b) the maintenance of the Securities Account and the custody, preservation, or sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder, (d) the Pledgors' failure to perform or observe any of the provisions hereof, or (e) any claim covered by
Section 12 hereof.

SECTION 15. Security Interest Absolute.

All rights of the Trustee and the Holders of the Notes and the security interest granted to the Trustee hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional under all circumstances, including but not limited to:

(a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment or performance of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

(c) any taking, exchange, surrender, release or non-perfection of any other collateral or any taking, release, amendment, or waiver of any provision of any guaranty for all or any of the Obligations;

(d) any change, restructuring or termination of the corporate structure or existence of the Pledgors or any of their affiliates; or

(e) to the extent permitted by applicable law, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Obligations or of this Security Agreement.

SECTION 16.   Miscellaneous Provisions.

Section 16.1  Notices.

Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:


                  if to the Pledgors:

                         Waterford Gaming, L.L.C.
                         Waterford Gaming Finance Corp.
                         914 Hartford Turnpike
                         P.O. Box 715
                          Waterford, Connecticut 06385
                       Attention: Chief Executive Officer

                           Telecopier: (860) 447-8554

                  with a copy to:

                         Latham & Watkins
                         885 Third Avenue
                         New York, NY  10022
                         Attention:  Raymond Lin

                           Telecopier: (212) 751-4864

                  if to the Trustee:

                         U.S. Bank National Association
                         Goodwin Square
                         225 Asylum Street
                           Hartford, Connecticut 06385
                         Attention: Corporate Trust Services
                                   (Waterford Gaming, L.L.C./Waterford Gaming
                                        Financing Corp. 2003 Security and
                                            Control Agreement)

                           Telecopier: (860) 241-6881

                  if to the Securities Intermediary:

                         U.S. Bank National Association
                         Goodwin Square
                         225 Asylum Street
                           Hartford, Connecticut 06385
                         Attention:  Corporate Trust Services
                                     (Waterford Gaming, L.L.C./Waterford Gaming
                                          Financing Corp. 2003 Security and
                                              Control Agreement)

                           Telecopier: (860) 241-6881

Section 16.2 No Adverse Interpretation of Other Agreements.

This Security Agreement may not be used to interpret another agreement or document of the Pledgors or any of their affiliates. No other agreement or document (other than the Indenture) may be used to interpret this Security Agreement.

Section 16.3 Severability.

The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then the invalidity or unenforceability shall affect in that jurisdiction only that clause or provision, or part thereof, and shall not in any manner affect the clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

Section 16.4 Headings.

The headings in this Security Agreement are included for convenience of reference only, are not to be considered a part hereof, and do not modify or restrict any of the terms or provisions hereof.

Section 16.5 Counterpart Originals; Photocopies.

This Security Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

Section 16.6 Benefits of Security Agreement.

Nothing in this Security Agreement, express or implied, shall give to any person, other than the parties hereto, their successors hereunder, and (subject to the provisions of the Indenture) the Holders of the Notes, any legal or equitable right, remedy or claim. There shall be no third-party beneficiaries of this Security Agreement. No Holder of Notes shall have any independent rights hereunder, other than those rights granted to individual Holders of the Notes under the Indenture

Section 16.7 Amendments, Waivers and Consents.

Any amendment of this Security Agreement and any consent to any departure by the Pledgors from any provision of this Security Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture. Neither the Trustee nor any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. A failure to exercise, a delay in exercising, or a waiver of any right, power or privilege hereunder by the Trustee or any Holder of Notes shall not preclude any subsequent exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 16.8 Interpretation of Agreement.

Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement, even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

Section 16.9 Continuing Security Interest; Termination.

(a) This Security Agreement shall create a continuing security interest in and to the Pledged Collateral, shall be binding upon the Pledgors, their transferees, successors and assigns, shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Securities Intermediary, the Holders of the Notes and their respective successors, transferees and assigns, and shall remain in full force and effect until the Termination Date. On or as soon as practicable after the Termination Date, the Trustee shall, at the expense of the Pledgors, take any reasonable action necessary to release the security interest created hereby, including the execution and delivery of any termination statement prepared and delivered to it by the Pledgors. Any redelivery of the Pledged Collateral hereunder to the Pledgors shall be without warranty by or recourse to the Trustee in its capacity as such, except as to the absence of any Liens on the Pledged Collateral created by or arising through the Trustee, and shall be at the reasonable expense of the Pledgors.

(b) This Security Agreement shall terminate on the earlier of (i) the day on which all of the Pledgor's outstanding obligations under the Notes and the Indenture have been paid in full or (ii) if, as of the end of any Reference Period (as defined in the Indenture) beginning as of the end of the second fiscal quarter following the Issue Date, the Issuers deliver to the Trustee an Officers' Certificate to the effect that the Leverage Ratio (as defined in the Indenture) of the Issuers is less than or equal to 3.0 to 1.0 (the date of such termination, the "Termination Date").

(c) Notwithstanding the foregoing, the Pledgors' obligations under Sections 12 and 14 shall survive this Security Agreement's termination.

Section 16.10 Survival of Representations and Covenants.

All of the Pledgors' representations, warranties and covenants herein shall survive execution and delivery of this Security Agreement, and (subject to Section 16.9(c) above) shall terminate only upon the termination of this Security Agreement.

Section 16.11 Waivers.

The Pledgors waive presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgors might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

Section 16.12 Authority of the Trustee and Securities Intermediary.

(a) Each of the Trustee and Securities Intermediary may exercise all rights and powers granted hereunder, together with any powers reasonably incident hereto. The Trustee and the Securities Intermediary may perform any of their respective duties hereunder or in connection with the Pledged
     Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning their rights, powers and duties hereunder. The Trustee and the Securities Intermediary shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished in accordance herewith. The Trustee, the Securities Intermediary and their respective directors, officers, employees, attorneys and agents may conclusively rely on any communication, instrument or document reasonably believed by them to be genuine and correct and to have been signed or sent by the proper person or persons.

(b) The Pledgors acknowledge that, as between the Pledgors and the Trustee, with respect to any action or inaction by the Trustee in connection with the performance of its duties hereunder, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgors may not make any inquiry respecting that authority.

(c) No provision of this Security Agreement shall require either the Trustee or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights and powers hereunder.

Section 16.13 Removal or Resignation of the Securities Intermediary.

The Securities Intermediary may resign by notice to, or be removed by notice from, the Trustee at any time, except that in either case the Securities Intermediary's duties hereunder shall not terminate until the Trustee has appointed a successor Securities Intermediary, who has accepted the appointment (by delivery of an agreement substantially in the form hereof), and until all assets held by the retiring Securities Intermediary have been transferred to the successor Securities Intermediary in accordance with the Trustee's instruction.

Section 16.14 Final Expression.

This Security Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Security Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof, subject to any amendment duly made in accordance herewith.

Section 16.15 CHOICE OF LAW;
              SUBMISSION TO JURISDICTION;
              WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

(a) THIS SECURITY AGREEMENT, THE SECURITIES ACCOUNT, AND THE SECURITIES ENTITLEMENTS RELATED THERETO SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. ANY DISPUTE ARISING FROM, RELATED TO, OR IN CONNECTION WITH ANY OF THE FOREGOING, OR THE RELATIONSHIP AMONG OR THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL LIKEWISE BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION OF ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY'S JURISDICTION.

(b) THE PLEDGORS AGREE THAT THE TRUSTEE MAY, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, PROCEED AGAINST THE PLEDGORS (OR EITHER OF THEM) OR THE PLEDGED COLLATERAL IN ANY COURT HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGORS OR THE PLEDGED COLLATERAL, AS THE CASE MAY BE, TO ENABLE THE TRUSTEE TO ASSERT A CLAIM OR EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS SECURITY AGREEMENT. EACH PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIM, SETOFF, OR CROSSCLAIM AGAINST THE TRUSTEE IN ANY PROCEEDING BROUGHT BY THE TRUSTEE UNDER THIS SECURITY AGREEMENT OR THE INDENTURE OTHER THAN A COUNTERCLAIM, SETOFF, OR CROSSCLAIM THAT, IF NOT ASSERTED IN THAT PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGORS WAIVE ANY OBJECTION BASED ON THE GROUNDS OF IMPROPER VENUE OR FORUM NON CONVENIENS TO THE TRUSTEE'S COMMENCEMENT AND PROSECUTION OF SUCH A PROCEEDING IN ANY COURT IN THE CITY OF NEW YORK.

(c) EACH PLEDGOR AGREES THAT NEITHER ANY HOLDER OF NOTES, THE TRUSTEE, THE SECURITIES INTERMEDIARY, OR ANY OTHER INDEMNIFIED PERSON SHALL BE LIABLE TO EITHER PLEDGOR FOR LOSSES ARISING FROM, RELATING TO, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE DUTIES IMPOSED HEREUNDER, UNLESS A COURT DETERMINES (SUCH DETERMINATION HAVING BECOME FINAL) THAT THE LOSSES RESULTED FROM THE BAD FAITH, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT OF THE HOLDER OF NOTES, THE TRUSTEE, THE SECURITIES INTERMEDIARY, OR ANY INDEMNIFIED PERSON (AS THE CASE MAY BE).

(d) TO THE EXTENT PERMITTED BY LAW, THE PLEDGORS WAIVE THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER, ENTERED AGAINST THE PLEDGORS (OR EITHER OF THEM) RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT AGAINST THE PLEDGORS.

     IN  WITNESS  WHEREOF,   the  Pledgors,   the  Trustee  and  the  Securities
Intermediary have each caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                           Pledgors:

                                           WATERFORD GAMING, L.L.C.


                                           By: ____________________________
                                               Name:
                                               Title:

                                               WATERFORD GAMING FINANCE CORP.


                                           By: ____________________________
                                               Name:
                                               Title:

                                               Trustee:

                                                U.S.  BANK NATIONAL ASSOCIATION,
                                                          as Trustee


                                           By:_____________________________


                                                Securities Intermediary:

                                                U.S.  BANK NATIONAL ASSOCIATION,
                                                  as Securities Intermediary


                                           By:_____________________________

                                    EXHIBIT A


                                   CERTIFICATE


In accordance with Section 3(e) of the Security Agreement, dated as of June 11, 2003 (the "Security Agreement"), by and among Waterford Gaming L.L.C. and Waterford Gaming Finance Corp. (collectively, the "Pledgors"), U.S. Bank National Association, as indenture trustee (the "Trustee") for the holders of the Pledgors' 8.625% Senior Notes due 2012 (the "Notes"), and U.S. Bank National Association, as securities intermediary (the "Securities Intermediary"), the undersigned officers of the Trustee and the Securities Intermediary, on behalf of the Trustee and the Securities Intermediary respectively, hereby make the following certifications to the Pledgors and the initial purchasers of the Notes. Capitalized terms used and not defined in this certificate have the meanings given them in the Security Agreement or in the documents referenced therein.

     1. Substantially contemporaneously with the execution and delivery of this Certificate, the Trustee has established and will maintain the Securities Account with the Securities Intermediary. The Securities Intermediary has received $6,684,375 from the net proceeds from the sale of the Notes and has used those funds to purchase Pledged Securities (or intends to do so as soon as practicable). The Securities Intermediary has made or will (upon purchase of the Pledged Securities) make appropriate book entries in its records establishing that the Pledged Securities and the Trustee's Securities Entitlement thereto have been credited to and are held in the Securities Account.

     2. The Trustee has established and maintained and will maintain the Securities Account, all Securities Entitlements thereto, and all rights with respect to the Pledged Collateral solely in its capacity as Trustee and has not asserted and will not assert any claim to or interest in the Pledged Collateral except in that capacity.

     3. The Trustee and the Securities Intermediary have acquired their Security Entitlements to the Pledged Securities for value and without notice of any adverse claim thereto. Without limiting the generality of the foregoing, neither the Pledged Securities nor the Security Entitlements thereto of the Securities Intermediary and the Trustee are, to their knowledge, subject to any Lien granted by either of them in favor of any securities intermediary or any other Person.

     4. Each signatory represents and warrants that he or she is duly authorized to execute this certificate.

     IN WITNESS WHEREOF, the undersigned officers have executed this Certificate on behalf of the Trustee and the Securities Intermediary, respectively, this 11th day of June 2003.

                                               U.S.  BANK NATIONAL ASSOCIATION,
                                                          As Trustee


                                           By:__________________________________
                                              Name:
                                              Title:



                                               U.S.  BANK NATIONAL ASSOCIATION,
                                                  As Securities Intermediary


                                           By:__________________________________
                                              Name:
                                              Title:

                                    EXHIBIT B


                         REQUEST FOR A CASH DISBURSEMENT


                    [Letterhead of Waterford Gaming, L.L.C.]



[date]



U.S.  Bank National Association, Trustee
Goodwin Square
225 Asylum Street
Hartford, Connecticut 06103
Attention:  Corporate Trust Services

Ladies and Gentlemen:

     The undersigned refers to the Security and Control Agreement, dated June 11, 2003 (the "Security Agreement") among the undersigned and Waterford Gaming Finance Corp. (each, a "Pledgor" and collectively, the "Pledgors") and you in your separate capacities as Trustee under the Indenture identified in the Security Agreement's Recitals and as Securities Intermediary under the Security Agreement. Capitalized terms not otherwise defined herein have the meaning given them in the Security Agreement or, as applicable, in the Indenture.

     The undersigned hereby requests, in accordance with Section 6(a) of the Security Agreement, that you cause sufficient assets in the Securities Account to be liquidated to generate net proceeds of $__________ and that you make available to the undersigned a Cash Disbursement (the "Cash Disbursement") in that amount on ____________, ____, which day is a Business Day.

     The undersigned hereby certifies that the representations and warranties in the Security Agreement are true on the date hereof and will be true on the date of the Cash Disbursement requested herein, and that no Default or Event of Default has occurred and is continuing on the date hereof.

     The undersigned hereby further certifies that the Cash Disbursement will be applied to the use and in the amount indicated below [check one]:


          For the payment of interest on the Notes on the regular Interest Payment Date falling on ____________, ____, in the amount of $_________. The undersigned hereby certifies that the Pledgors have applied or will apply all [other cash resources] to that interest payment, as required by the Indenture. The proceeds of this Cash Disbursement Request should be paid directly to you to be applied to that interest payment.

          To fund a [Legal/Covenant] Defeasance, to occur on ________ __, ____. The undersigned hereby certifies that the Pledgors have applied or will apply all [other cash resources] to the [Legal/Covenant] Defeasance and that all conditions precedent to the [Legal/Covenant] Defeasance have been satisfied. The proceeds of this Cash Disbursement Request should be paid directly to you to be applied to that defeasance.

          To make a Permitted IRA Distribution, to occur on ________ __, ____. The undersigned hereby certifies that all conditions precedent to the making of a Permitted IRA Distribution have been satisfied. A copy of the accountants' letter confirming that this Permitted IRA Distribution is permitted under the Indenture is attached hereto. The proceeds of this Cash Disbursement Request should be transferred as indicated on the attached wire transfer instructions.

          To withdraw from the Securities Account, on the regular Interest Payment Date falling on ____________, ____, or on ____________, ____, a date on which Notes will be redeemed in accordance with the Indenture, assets in excess of the IRA Required Balance. A copy of the accountants' letter confirming the IRA Required Balance on that date is attached. The proceeds of this Cash Disbursement Request should be transferred as indicated on the attached wire transfer instructions.

          To be released to the Pledgors, because all Notes have been paid and all obligations with respect to the Notes and the Indenture have been discharged or the Leverage Ratio of the Pledgors as of the end of any Reference Period is less than or equal to 3 to 1.


                                                Very truly yours,

                                                WATERFORD GAMING, L.L.C.


                                           By:  ________________________________
                                                Name:
                                                Title: